                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Richard J. McCready and Mark E. Chertok, or any one of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with each of the Registration Statements on Form S-8
(the "Registration Statement") of NorthStar Realty Finance Corp. (the
"Company"), under the Securities Act of 1933, as amended (the "Securities Act")
relating to the registration of shares of common stock, par value $0.01 per share, of the Company that are issuable pursuant the NorthStar Realty Finance
Corp. 2004 Omnibus Stock Incentive Plan and the NorthStar Realty Finance Corp.
2004 Long-Term Incentive BonusPlan, including, without limiting the generality of the foregoing, to sign the Registration Statements in the name and on behalf of the Company or on behalf of the undersigned as a director or officer of the
Company, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration
Statements and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has signed these presents this 26th day of October, 2004.

                                                  /s/ Judith A. Hannaway
                                                  ----------------------
                                                  Judith A. Hannaway